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                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We have issued our report dated January 20, 1998, accompanying the consolidated financial statements included in the Annual Report of Prime Bancshares, Inc. and Subsidiaries on Form 10-K for the year ended December 31, 1997. We hereby consent to the incorporation by reference of said report in the Registration Statement on Form S-8 of Prime Bancshares, Inc.



GRANT THORNTON LLP.
Houston, Texas
September 28, 1998